                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           TENDER OF ORDINARY SHARES
                                       OF
                           B.V.R. SYSTEMS (1998) LTD.


                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

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   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
 TIME, ON DECEMBER 23, 2003, UNLESS THE OFFER IS EXTENDED. SHARES THAT ARE TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.
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     This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) if:


     (i) certificates ("Share Certificates") evidencing ordinary shares of B.V.R. Systems (1998) Ltd. par value NIS 1.0 per share ("Shares"), are not immediately available;


     (ii) Share Certificates and all other required documents cannot be delivered to American Stock Transfer & Trust Company, as Depositary (the "Depositary"), prior to the Expiration Date (as defined in "The Offer--Terms of Our Offer" of the Offer to Purchase); or


     (iii) the procedure for delivery by book-entry transfer cannot be completed on a timely basis.


     This Notice of Guaranteed Delivery may be delivered by hand or mail to the Depositary. See "The Offer--Procedure for Tendering Shares" of the Offer to Purchase.


                       The Depositary for our offer is:


                    AMERICAN STOCK TRANSFER & TRUST COMPANY


                                 59 Maiden Lane
                            New York, New York 10038
                         Call Toll Free (877) 248-6417
                            Facsimile (718) 234-5001

                     Attention: Reorganization Department


     Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above, or transmission of instructions via facsimile transmission, will not constitute a valid delivery.


     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:


     The undersigned hereby tenders to Chun Holdings Ltd., a corporation organized under the laws of Israel, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 21, 2003 (the "Offer to Purchase"), and the related Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedure described in "The Offer--Procedures for Tendering Shares" of the Offer to Purchase.


                 (PLEASE TYPE OR PRINT ALL INFORMATION BELOW)

--------------------------------------------------------------------------------

Number of Shares Tendered:
                           -----------------------------------------------------


Share Certificate Number (if available):
                                         ---------------------------------------

Total Number of Shares Represented by Certificate(s):
                                                     ---------------------------

Signature(s):
              ------------------------------------------------------------------

Name(s) of Record Holder(s):
                             ---------------------------------------------------

Address(es):
            --------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Area Code and Telephone Number(s):
                                    --------------------------------------------

Name of Tendering Institution:
                               -------------------------------------------------

Account Number:
                ----------------------------------------------------------------

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                                       2

                                   GUARANTEE


                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)


     The undersigned, a firm which is a member of the Medallion Signature Guarantee Program or is otherwise an "Eligible Guarantor Institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended), guarantees to deliver to the Depositary, at its address set forth on the reverse side of this page, either Share Certificates evidencing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's account at Depository Trust Company, in each case with delivery of a Letter of Transmittal properly completed and duly executed with any required signature guarantees or a Book-Entry Confirmation (as defined in "The Offer--Procedure for Tendering Shares" of the Offer to Purchase) in the case of a book-entry delivery, and any other required documents, all within three Nasdaq National Market trading days of the date hereof.


                 (PLEASE TYPE OR PRINT ALL INFORMATION BELOW)

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Name of Firm:
               -----------------------------------------------------------------


Address:
           ---------------------------------------------------------------------


Authorized Signature:
                      ----------------------------------------------------------

Title:
        ------------------------------------------------------------------------


Name:
      --------------------------------------------------------------------------


Dated:
       -------------------------------------------------------------------------

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     DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE. SHARE CERTIFICATES SHOULD
BE SENT WITH YOUR LETTER OF TRANSMITTAL.


                                       3